UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

____________________

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 28, 2018
ZAGG INC
(Exact name of registrant as specified in its charter)

Delaware	001-34528	20-2559624
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

910 West Legacy Center Way, Suite 500 Midvale, Utah 84047
(Address of principal executive offices; zip code)

(801) 263-0699
(Registrant's telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.
The information set forth under Item 2.01 of this Current Report on Form 8-K with respect to the Purchase Agreement (as defined herein) and Item 2.03 of this Current Report on Form 8-K with respect to the First Amendment Agreement (as defined herein) is hereby incorporated into this Item 1.01 by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.
On November 30, 2018 (the “Acquisition Date”), ZAGG Inc, a Delaware corporation (the “Company” or “ZAGG”), Patriot Corporation Unlimited Company, an entity registered and incorporated in Ireland and a wholly-owned subsidiary of the Company (“Patriot”), STRAX Holding GmbH, an entity registered and incorporated in Germany (“STRAX”), and Gear4 HK Limited, an entity registered and incorporated in Hong Kong and a wholly-owned subsidiary of Strax (“Gear4”), entered into the Share Purchase Agreement (the “Purchase Agreement”), pursuant to which Patriot acquired from Strax all of the authorized and issued equity securities of Gear4, for cash at closing equal to $32,200,000 USD, plus an amount equal to Gear4's cash balance as of the Acquisition Date, less an amount equal to Gear4's outstanding indebtedness as of the Acquisition Date, related transaction expenses, and an indemnification cash holdback of €1,500,000 EUR (the “Indemnification Holdback Cash”), together with up to €7,000,000 EUR of the Company’s common stock, par value $0.001 per share, valued as of the Acquisition Date (the “Consideration Shares”), the Indemnification Holdback Cash, and the Additional Consideration (as defined below), if any (the “Purchase Price”).
The Purchase Price is subject to adjustment (up or down) based on the results of the agreed audit of Gear4's actual net sales, as defined in the Purchase Agreement, for the year ended December 31, 2018. In the event Gear4’s actual net sales for the year ended December 31, 2018 are equal to or exceed the estimated net sales for such period, STRAX will be entitled to receive €5,000,000 EUR of the Consideration Shares (the “Adjustment Holdback Shares”) from the Company and a cash payment from Patriot in US dollars equal to the amount by which such actual net sales exceeds the estimated net sales. If, however, Gear4’s actual net sales for the year ended December 31, 2018 are less than the estimated net sales for such period, such shortfall shall be remedied, at STRAX’s election, by either (i) STRAX making a cash payment to Patriot in the full amount of the shortfall, or (ii) the Company’s obligation to issue the Adjustment Holdback Shares being reduced by the full amount of the shortfall; provided that in the event the shortfall exceeds the value of the Adjustment Holdback Shares (calculated as of the Acquisition Date), STRAX will also be required to promptly pay to Patriot in US dollars the remaining amount of such shortfall.
Under the Purchase Agreement, STRAX is also entitled to additional consideration (the “Additional Consideration”) from Buyer if during the 2019 financial period beginning January 1, 2019 and ending on December 31, 2019 (the “Financial Period”), the audited Gear4 net sales, as reported under U.S. GAAP, exceeds certain targets. Specifically, if Gear4 has audited net sales of at least $60,000,000 USD but less than $90,000,000 USD in the Financial Period, STRAX is entitled to a total $5,000,000 USD of Additional Consideration, and if Gear4 has audited net sales of at least $90,000,000 USD in the Financial Period, STRAX is entitled to a total $10,000,000 USD of Additional Consideration. Such Additional Consideration is required to be paid to STRAX no later than thirty (30) days from the later of (i) the filing of the Company's audited 2019 financial statements with the U.S. Securities and Exchange Commission (the “SEC”), and (ii) in the event of any objection to the Company’s calculation of such Additional Consideration, final determination of the amount of such Additional Consideration in accordance with the procedures set forth in the Purchase Agreement.
The Purchase Agreement contains representations, warranties and covenants and indemnification provisions whereby STRAX has agreed to indemnify, subject to certain limitations, Patriot and its affiliates (including Gear4 after closing) for certain losses, liabilities and damages. €2,000,000 EUR of the Consideration Shares and the Indemnification Holdback Cash will be retained by the Company or Patriot (as applicable) for eighteen (18) months following the Acquisition Date as security for STRAX’s indemnification obligations under the Purchase Agreement.
A copy of the Purchase Agreement is filed herewith as Exhibit 2.1. The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, which is incorporated herein by reference. The Purchase Agreement has been attached to provide investors with information regarding its terms. It is not intended to provide any other factual information about any of the parties to the Purchase Agreement. In particular, the representations and warranties contained in the Purchase Agreement were made only for the purposes of the Purchase Agreement as of specific dates and were qualified by disclosures between the parties and a contractual standard of materiality that is different from those generally applicable to stockholders, among other limitations. The representations and warranties were made for the purposes of allocating contractual risk between the parties to the Purchase Agreement and should not be relied upon as a disclosure of factual information relating to any of the parties to the Purchase Agreement.
The Company financed the transaction using a portion of its existing cash balance and borrowings under the Credit Agreement (as defined in Item 2.03 below).
On November 30, 2018, the Company issued a press release announcing the acquisition of Gear4 and related information. A copy of the press release is attached hereto as Exhibit 99.1.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
On November 28, 2018, the Company, as borrower, entered into the First Amendment Agreement (the “First Amendment Agreement”) with KeyBank National Association, ZB, N.A., and MUFG Union Bank, N.A. as the lenders, and KeyBank National Association as the administration agent, to amend the Amended and Restated Credit and Security Agreement entered into on April 12, 2018 (the “Credit Agreement”).
The First Amendment Agreement increases the maximum borrowing amount of the secured revolving credit facility under the Credit Agreement (the “Revolver”) by $40,000,000 (the “Accordion”) from $85,000,000 to $125,000,000, with the Accordion amount available for the Company to use at the effective date of the First Amendment Agreement. In addition, the First Amendment Agreement allows the Company to add a new term loan or add to the existing Revolver another $25,000,000 within a specified period defined in the First Amendment Agreement. The Accordion’s maturity date is April 11, 2023, consistent with the existing maturity date of the Credit Agreement. Except as amended by the First Amendment Agreement, all terms and covenants within the Credit Agreement remain effective, including previously determined interest rate amounts.
The foregoing summary is qualified in its entirety by reference to the First Amendment Agreement attached hereto as Exhibit 10.1, and incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities
The disclosure under Item 2.01 of this Current Report on Form 8-K relating to the issuance of Consideration Shares under the terms of the Purchase Agreement is incorporated herein by reference. Any such Consideration Shares will be issued pursuant to an exemption from registration provided by Regulation S or Section 4(a)(2) of the Securities Act of 1933, as amended (the "Securities Act").

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.
The following are filed as Exhibits to this Current Report on Form 8-K:

Exhibit No.	Description

2.1	Share Purchase Agreement, dated as of November 30, 2018, by and among ZAGG Inc, Patriot Corporation Unlimited Company, STRAX Holding GmbH, and Gear4 HK Limited
10.1	First Amendment Agreement, dated as of November 28, 2018, by and among ZAGG Inc, KeyBank National Association, ZB, N.A., MUFG Union Bank, N.A., and KeyBank National Association
99.1	Press release dated November 30, 2018
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZAGG INC

Dated: December 4, 2018	/s/ BRADLEY J. HOLIDAY
Bradley J. Holiday
Chief Financial Officer
(Principal financial officer)